UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

ARES REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Tenth Amended and Restated Bylaws

On March 2, 2023, the Board of Directors of Ares Real Estate Income Trust Inc. (the “Company”) adopted and approved, effective immediately, amended and restated bylaws (the “Tenth Amended and Restated Bylaws”). Among other things, the Tenth Amended and Restated Bylaws update certain procedural requirements for the submission of stockholder nominees as a result of the effectiveness of Rule 14a-19 under the Exchange Act, including:

●	requiring that any stockholder submitting a nomination make a representation that such stockholder intends, or is part of a group which intends, to solicit holders of shares representing at least 67% of the voting power of the Company’s capital stock in support of the proposed nominee;
●	updating certain of the certifications to be made by a stockholder submitting a nomination;
●	requiring that any stockholder submitting a nomination provide the Company with reasonable documentary evidence five business days prior to the meeting to demonstrate that such stockholder has met the requirements of Rule 14a-19(a)(3) under the Exchange Act; and
●	limiting the number of nominees a stockholder may nominate for election at a meeting of stockholders to the number of directors to be elected at such meeting.

The Tenth Amended and Restated Bylaws also include certain other administrative, ministerial and conforming changes.

The foregoing description of the Tenth Amended and Restated Bylaws is only a summary of the changes to the Company’s amended and restated bylaws and is qualified in its entirety by reference to the full text of the Tenth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

The Company announced today that it fully satisfied all stockholder redemption requests in February in the ordinary course. Additionally, it has experienced aggregate positive net inflows quarter-to-date through February 28, 2023 from the proceeds of its capital raising efforts, including from the DST Program.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
3.1*	Tenth Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
March 3, 2023
	By:	/s/ LAINIE P. MINNICK
Lainie P. Minnick Managing Director, Chief Financial Officer and Treasurer